UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 2020 (December 14, 2020)

Nxt-ID, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36616	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Nxt-ID, Inc.

288 Christian Street

Hangar C 2nd Floor

Oxford, CT 06478

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 266-2103

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	NXTD	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On December 16, 2020, Nxt-ID, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with two (2) accredited investors (the “Investors”) providing for an aggregate investment of $2,000,000 by the Investors for the issuance by the Company to them of (i) 1,515,151 shares of Series D Convertible Preferred Stock, par value $0.0001 per share, of the Company (the “Series D Preferred Stock”) convertible into an aggregate of up to 3,030,303 shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) that are issuable from time to time upon conversion of such shares of Series D Preferred Stock (the “Conversion Shares”); (ii) warrants, with a term of five (5) years exercisable immediately upon issuance, to purchase an aggregate of up to 1,000,000 shares of Common Stock (the “Registered Warrant Shares”) at an exercise price of $0.49 per share, subject to customary adjustments thereunder (the “Registered Warrants”); and (iii) warrants, with a term of five and one-half (5.5) years first exercisable six (6) months after issuance, to purchase an aggregate of up to 5,060,606 shares of Common Stock (the “Unregistered Warrant Shares” and collectively with the Registered Warrant Shares, the “Warrant Shares”) at an exercise price of $0.49 per share, subject to customary adjustments thereunder (the “Unregistered Warrants” and collectively with the Registered Warrants, the “Warrants”). Holders of the Warrants may exercise them by paying the applicable cash exercise price or, if there is not an effective registration statement for the sale of the Warrant Shares at the time of exercise, by exercising on a cashless basis pursuant to the formula provided in the Warrants. The shares of Series D Preferred Stock, the Conversion Shares, the Warrants and the Warrant Shares are collectively referred to as the “Securities.”

Pursuant to the provisions of the Purchase Agreement and an Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of the Series D Preferred Stock (the “Amended and Restated Certificate of Designation”), each share of Series D Preferred Stock is convertible, at the option of the holders thereof, at any time, subject to certain beneficial ownership limitations, into two (2) shares of Common Stock determined on a per share basis by dividing the Stated Value (as such term is defined in the Amended and Restated Certificate of Designation) by the Conversion Price (as such term is defined in the Amended and Restated Certificate of Designation), which Conversion Price is subject to adjustment. In addition, the Purchase Agreement and the Amended and Restated Certificate of Designation also provide that subject to certain beneficial ownership limitations, in the event that the Company closes an equity financing of $5,000,000 or more at any time after December 18, 2020 (the “Original Issuance Date”), the shares of Series D Preferred Stock will automatically convert into the same securities issued by the Company in such financing and on the same terms. Furthermore, the Purchase Agreement and the Amended and Restated Certificate of Designation also provide for the payment of dividends, in shares of Common Stock, to the holders of the Series D Preferred Stock, of 10% per annum, based on the Stated Value, until the earlier of (i) the date on which the shares of Series D Preferred Stock are converted to Common Stock or (ii) twelve (12) months after the Original Issuance Date. The shares of Series D Preferred Stock also (i) vote on an as-converted to Common Stock basis, subject to certain beneficial ownership limitations, (ii) are redeemable at the option of the Company, at any time after five (5) years after the Original Issuance Date, (iii) rank senior to the Common Stock and any class or series of capital stock created after the Series D Convertible Preferred Stock and (iv) have a special preference upon the liquidation of the Company.

The Purchase Agreement also contains customary representations, warranties and agreements of the Company and the Investors and customary indemnification rights and obligations of the parties thereto. The Investors have previously invested in securities of the Company or otherwise had pre-existing relationships with the Company; the Company did not engage in general solicitation or advertising with regard to the issuance and sale of the Securities. The Investors represented that they are accredited investors and purchased the Securities for investment and not with a view to distribution.

The Company registered (i) the 1,515,151 shares of Series D Convertible Preferred Stock, (ii) the 3,030,303 Conversion Shares, (iii) the Registered Warrants and (iv) the 1,000,000 Registered Warrant Shares in a registered direct offering (the “Registered Offering”), pursuant to the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a prospectus supplement to the Company’s currently effective registration statement on Form S-3 (File No. 333-228624), which was initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 30, 2018, and was declared effective on December 12, 2018 (the “Shelf Registration Statement”). The Company filed the prospectus supplement for the Registered Offering on December 18, 2020.

Pursuant to the Purchase Agreement, the Company also issued to the Investors in a concurrent private placement pursuant to an exemption from the registration requirements of the Securities Act provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder (the “Private Placement,” and together with the Registered Offering, the “Offering”), the Unregistered Warrants and the 5,060,606 Unregistered Warrant Shares.

Pursuant to the Purchase Agreement and the Unregistered Warrants, the Company also agreed to file a registration statement as soon as practicable, but in any event within forty (45) days after the date of the Purchase Agreement, or January 30, 2021, to register the Unregistered Warrant Shares and to use commercially reasonable efforts to cause such registration statement to be declared effective within ninety (90) days after the date of the issuance of the Unregistered Warrants and to keep such registration statement effective at all times until the holders of the Unregistered Warrants and the Unregistered Warrant Shares no longer own any of such securities.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K (this “Form 8-K”) is incorporated by reference into this Item 3.02.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Series D Preferred Stock Certificate of Designation

On December 14, 2020, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Series D Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”), establishing the rights, preferences, privileges, qualifications, restrictions, and limitations relating to the Series D Preferred Stock. The Certificate of Designation became effective upon filing with the Delaware Secretary of State. The Company subsequently filed the Amended and Restated Certificate of Designation on December 18, 2020, amending and restating the Certificate of Designation in its entirety. The Amended and Restated Certificate of Designation became effective upon filing with the Delaware Secretary of State. The Amended and Restated Certificate of Designation provides the rights, preferences, privileges, qualifications, restrictions, and limitations of the Series D Preferred Stock. These provisions are summarized in Item 1.01 of this Form 8-K and are incorporated by reference into this Item 5.03.

Copies of the Certificate of Designation and the Amended and Restated Certificate of Designation are included as Exhibit 3.1 and Exhibit 3.2, respectively, to this Form 8-K and each is incorporated herein by reference.

Item 8.01 Other Events.

On December 18, 2020, the Company closed the Offering and issued to the Investors in exchange for their aggregate investment of $2,000,000 (i) an aggregate of 1,515,151 shares of Series D Preferred Stock, (ii) the Registered Warrants and (iii) the Unregistered Warrants. The Company intends to use the net proceeds from this Offering in order to fund further production and distribution of the Company’s new 4G product, finalize testing and the initial production run of the Company’s new WiFi Notify product, restructuring of the Company’s website to promote direct to consumer sales of its products, and for working capital and other general corporate purposes. The Company plans separately to provide a yearend update and 2021 outlook for shareholders.

This Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K, and in other documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

The prospectus supplement relating to the Registered Offering is available on the SEC’s web site at http://www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 3.1	Certificate of Designations of Series D Convertible Preferred Stock
Exhibit 3.2	Amended and Restated Certificate of Designations of Series D Convertible Preferred Stock
Exhibit 4.1	Form of Registered Warrant
Exhibit 4.2	Form of Unregistered Warrant
Exhibit 5.1	Opinion of Sullivan & Worcester LLP
Exhibit 10.1	Form of Purchase Agreement by and between the Company and the Investors
Exhibit 23.1	Consent of Sullivan & Worcester LLP (included in opinion of Sullivan & Worcester LLP filed as Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2020	Nxt-ID, Inc.

	By:	/s/ Vincent S. Miceli
	Name:	Vincent S. Miceli
	Title:	Chief Executive Officer

4